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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

          The original 8-K has been amended by this 8-K/A to replace a mistakenly filed Pooling and Servicing Agreement.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 30, 2001

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
                   ------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              Delaware                333-56242              13-3836437
---------------------------------   -------------      ------------------------
    (STATE OR OTHER JURISDICTION     (COMMISSION          (I.R.S. EMPLOYER
         OF INCORPORATION)           FILE NUMBER)        IDENTIFICATION NO.)
245 Park Avenue
New York, New York                                              10l67
---------------------------------                      ------------------------
       (ADDRESS OF PRINCIPAL                                 (ZIP CODE)
         EXECUTIVE OFFICES)


      Registrants telephone number, including area code, is (212) 272-2000





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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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                   (a)      Not applicable

                   (b)      Not applicable

                   (c)      Exhibits:

                   1. Pooling and Servicing Agreement, dated as of August 1, 2001, among Bear Stearns Asset Backed Securities, Inc., a Delaware corporation, as depositor, EMC Mortgage Corporation, a Delaware corporation, as seller and as a master servicer, and Wells Fargo Bank Minnesota, National Association, a national banking association, as trustee and as securities administrator.

NOTE: This Pooling and Servicing Agreement is not being filed in a timely manner due to the events of September 11, 2001.



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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                     BEAR STEARNS ASSET BACKED SECURITIES,
                                     INC.

                                     By:      /s/ Joseph Jurkowski
                                              -----------------------------
                                     Name:    Joseph Jurkowski
                                     Title:   Vice President/Secretary

Dated: November 26, 2001


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                                  EXHIBIT INDEX



                Item 601 (a) of    Sequentially
Exhibit         Regulation S-K     Numbered
Number          Exhibit No.        Description                     Page
------          -----------        -----------                     ----
1               4                  Pooling and Servicing           5
                                   Agreement